UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 18, 2008
(Date of First Event Reported)

STARGOLD MINES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51197	98-0400208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

1840 Gateway Drive
Suite 200
San Mateo, California 94404
(Address of principal executive offices)

(650) 378-1214
(Registrant's Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explantory Note

The purpose of this Amendment to Stargold Mines, Inc.’s (the “Company’s) Current Reports on Form 8-K is to provide the pro forma financial statements of the Company reflecting the acquisition of UniverCompany Limited Liability Company (“UniverCompany”). In our current report on Form 8-K with an event date of August 27, 2007, we had erroneously reported that the acquisition of UniverCompany had been completed. We thereafter learned that Russian law, with respect to this acquisition, had not been complied with and reported our error in subsequently filed current reports on Forms 8-K and our Form 10-QSB for the period ended September 30, 2007. On March 18, 2008, our Russian counsel advised that according to the laws of the Russian Federation, all requirements had been met for the acquisition of UniverCompany and that acquisition is now complete and on April 7, 2008, we filed a Form 8-K reporting on the completion of that acquisition, wherein we stated that we would file this amendment to provide the proforma financial information (as required by Item 9.01(b) of Form 8-K).

As used in this Form 8-K/A, references to the “Registrant”, the "Company," "we," "our" or "us" refer to Stargold Mines, Inc. and our subsidiary, UniverCompany Limited Liability Company, a Russian limited liability society, unless the context otherwise indicates.

Item 9.01 Financial Statements and Exhibits

Item 9.01(b)

The Unaudited Consolidated Pro Forma financial statements for the year ended December 31, 2007 giving effect to the acquisition described above begin on page F-1 attached to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registrant’s report(s) on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2008

STARGOLD MINES, INC.
(Registrant)

By:	/s/ F. Bryson Farrill
Name: F. Bryson Farrill
Title: Chief Executive Officer and Director

STARGOLD MINES, INC.

PRO-FORMA CONSOLIDATED
FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2007

UNAUDITED

CONTENTS

Pro-forma Consolidated Balance Sheet	F-2

Pro-forma Consolidated Statement of Deficit

Pro-forma Consolidated Statement of Operations and Comprehensive Loss	F-3

Notes to Pro-forma Consolidated Financial Statements	F-5 - F-7

STARGOLD MINES, INC.
Pro-forma Consolidated Balance Sheet
December 31, 2007
Unaudited

	Stargold Mines, Inc. (US) Dec. 31, 2007	UniverCompany LLC (Russia) Dec. 31, 2007	Note 4	Pro-forma Adjustments	Stargold Mines, Inc. (US) Pro-forma Dec. 31, 2007	Stargold Mines, Inc (US) Dec. 31, 2006

ASSETS
Current
Cash and cash equivalents	$2,930	$69,000		$-	$71,930	$7,879
Accounts and other receivable	-	4,310,000		-	4,310,000	-
Inventory	-	13,912,000	(b)	3,562,000	17,474,000	-
Prepaid expense	31,229	44,000		-	75,229	-
Loan receivable	-	74,000		-	74,000	-

Total Current Assets	34,159	18,409,000		3,562,000	22,005,159	7,879
Property, Plant and Equipment	-	286,000		-	286,000	-
Loan Receivable	1,009,925	711,000	(c)	(1,009,925)	711,000	1,000,000
Investment in Subsidiary	-	-	(a)	1,650,000	-	-
	-	-	(b)	(1,650,000)	-	-
Deferred Taxes	-	512,000		-	512,000	-

Total Assets	$1,044,084	$19,918,000		$2,552,075	$23,514,159	$1,007,879

LIABILITIES
Current
Accounts payable	$80,626	$407,000		$-	$487,626	$25,282
Accrued liabilities	47,069	-		-	47,069	-
Loans payable	155,042	24,000		-	179,042	-
Income taxes payable	-	33,000		-	33,000	-
Advances from related party	-	-		-	-	240

Total Current Liabilities	282,737	464,000		-	746,737	25,522
Loans Payable	-	1,420,000	(c)	(1,219,000)	201,000	-
Trade Payable and Other Payables	-	19,946,000		-	19,946,000	-

Total Liabilities	282,737	21,830,000		(1,219,000)	20,893,737	25,522

STOCKHOLDERS' EQUITY
Capital Stock	4,122	347	(a)	1,500	5,622	9,000
	-	-	(b)	(347)	-	-
Additional Paid-in Capital	1,551,698	-	(a)	1,648,500	3,200,198	1,036,000
Accumulated Other Comprehensive Loss	(209,075)	(334,000)	(b)	334,000	-
	-	-	(c)	209,075	-	-
Deficit	(585,398)	(1,578,347)	(b)	1,578,347	(585,398)	(62,643)

Total Stockholders' Equity (Deficit)	761,347	(1,912,000)		3,771,075	2,620,422	982,357

Total Liabilities and Stockholders' Equity	$1,044,084	$19,918,000		$2,552,075	$23,514,159	$1,007,879

Deficit – Beginning of Year	$(62,643)	$(20,000)		$20,000	$(62,643)	$(11,917)

Net loss	(522,755)	(1,558,347)		1,558,347	(522,755)	(50,726)

Deficit – End of Year	$(585,398)	$(1,578,347)		$1,578,347	$(585,398)	$(62,643)

(The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

STARGOLD MINES, INC.
Pro-forma Consolidated Statement of Operations and Comprehensive Loss
Year Ended December 31, 2007
Unaudited

	Stargold	UniverCompany		Stargold	Stargold
	Mines, Inc.	LLC		Mines, Inc.	Mines, Inc.
	(US)	(Russia)	Pro-forma	(US)	(US)
	Dec. 31,	Dec. 31,	Adjustments	Pro-forma	Dec. 31,
	2007	2007	Note 4 (b)	Dec. 31, 2007	2006

Revenue	$-	$-	$-	$-	$4,127
Cost of Sales	-	-	-	-	3,259

Gross Profit	-	-	-	-	868

Expenses
Bad debts	-	-	-	-	26,915
Office and general	82,603	334,347	(334,347)	82,603	1,097
Professional fees	340,152	-	-	340,152	29,482
Salary and benefits	80,000	-	-	80,000	-
Consulting fees	20,000	-	-	20,000	-
Selling and distribution costs	-	25,000	(25,000)	-	-

Total Expenses	522,755	359,347	(359,347)	522,755	57,494

Operating Loss	(522,755)	(359,347)	359,347	(522,755)	(56,626)

Other Income (Expense)
Other operating income	-	340,000	(340,000)	-	-
Debt forgiven	-	-	-	-	5,900
Interest	-	(2,051,000)	2,051,000	-	-

Total Other Income (Expense)	-	(1,711,000)	1,711,000	-	5,900

Loss Before Income Taxes	(522,755)	(2,070,347)	2,070,347	(522,755)	(50,726)
Income taxes - recovery	-	512,000	(512,000)	-	-

Net Loss	(522,755)	(1,558,347)	1,558,347	(522,755)	(50,726)
Unrealized loss on investment	(209,075)	(334,000)	543,075	-	-

Comprehensive Loss	$(731,830)	$(1,892,347)	$1,167,925	$(522,755)	$(50,726)

Net Loss per Share Basic and Diluted	$(0.01)			$(0.01)	$(0.00)

Basic and Diluted Weighted Average Number of Common Shares Outstanding During the Year (note 5)	59,891,775			74,891,775	80,084,932

(The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

(The accompanying notes are an integral part of these pro-forma consolidated financial statements.)

STARGOLD MINES, INC.
Notes to Pro-forma Consolidated Financial Statements
December 31, 2007
Unaudited

1.	Basis of Presentation

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

Pursuant to the terms of the purchase agreement between Stargold Mines, Inc. ("Stargold") and the shareholder of UniverCompany LLC ("UniverCompany"), dated Nov 30, 2006, Stargold acquired all of the shares of UniverCompany on March 18, 2008. In consideration, Stargold issued to the shareholder of UniverCompany 15,000,000 shares of the Stargold's common stock for a total value of $1,650,000.

The unaudited pro-forma consolidated financial statements are based on the balance sheets of the following:

a)	Stargold as of December 31, 2007 (audited) and December 31, 2006 (audited).

b)	UniverCompany as of December 31, 2007 (audited).

The unaudited pro-forma consolidated financial statements include the statement of operations and comprehensive loss and statement of deficit for the following:

a)	Stargold for the year ended December 31, 2007 (audited) and for the year ended December 31, 2006 (audited).

b)	UniverCompany for the year ended December 31, 2007 (audited).

The unaudited pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transaction occurred on the date indicated and are not necessarily indicative of future earnings or financial position.

2.	Significant Accounting Policies

The unaudited pro-forma consolidated financial statements have been compiled using the significant accounting policies as set out in the financial statements of Stargold for the year ended December 31, 2007.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the audited financial statements of Stargold and UniverCompany, including the notes thereto, for the year ended December 31, 2007.

STARGOLD MINES, INC.
Notes to Pro-forma Consolidated Financial Statements
December 31, 2007
Unaudited

3.	Acquisition of UniverCompany

The acquisition of UniverCompany was effected by means of a share exchange pursuant to which UniverCompany exchanged all of its common shares for 15,000,000 common shares of Stargold. Upon completion of the acquisition, Stargold had 56,219,311 issued and outstanding common shares on an undiluted basis, 41,219,311 (73.3%) held by the incumbent Stargold shareholders and 15,000,000 (26.7%) held by former shareholder of UniverCompany.

In the preparation of these unaudited pro-forma consolidated financial statements, Stargold is considered the acquirer for accounting purposes. The purchase consideration has been allocated to the fair value of identifiable assets and liabilities acquired. The fair values assumed are based on management's best estimates after taking into account the relevant information available at the time the acquisition took place.

The total aggregate consideration amounts to $1,650,000 and is based on the fair value of Stargold's share price on March 18, 2008, the date of the acquisition of UniverCompany.

The fair value of UniverCompany's assets and liabilities acquired, based on consideration paid, is set out below:

Description	Amount

Cash and cash equivalents	$69,000
Accounts and other receivable	4,310,000
Inventory	17,474,000
Prepaid expense	44,000
Loan receivable	785,000
Property, plant and equipment	286,000
Deferred taxes	512,000
Accounts payable	(407,000)
Income taxes payable	(33,000)
Loans payable	(1,444,000)
Trade payable and other payables	(19,946,000)

$1,650,000

Fair value of Stargold shares issued	$1,650,000

4.	Pro-forma Assumptions and Adjustments

The unaudited pro-forma consolidated financial statements include the following adjustments:

a)	To record the issuance of common shares by Stargold for the acquisition of UniverCompany.

b)
To eliminate the pre-acquisition stockholders' deficit of UniverCompany at December 31, 2007 as Stargold is the acquirer. The acquisition of UniverCompany by Stargold was accounted for by the purchase method, with the net assets of UniverCompany brought forward at their fair value basis, based on the assumption that the increase in fair value was attributable to inventory.

c)	To eliminate the loan balances between Stargold and UniverCompany at December 31, 2007.

5.	Shares Outstanding

Year Ended
December 31,
2007
Basic and diluted:

Weighted average Stargold shares outstanding during the year	$59,891,775
Number of Stargold shares issued to acquire UniverCompany	15,000,000

Pro-forma basic and diluted weighted average shares outstanding	$74,891,775